UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2025
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE
TEMPE, AZ 85284
(Address of principal executive offices, including zip code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Amkor Technology, Inc. (the “Company”) held on May 15, 2025, the following proposals were voted on by the stockholders of the Company. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2025.

Election of Directors:
1.Election of the following 11 nominees to serve on the Board of Directors of the Company for a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal.

	Voted For	Against	Abstain	Non-Votes
Susan Y. Kim	227,019,786	1,196,711	78,831	7,479,968
Giel Rutten	227,063,180	1,152,526	79,622	7,479,968
Douglas A. Alexander	221,416,239	2,519,366	4,359,723	7,479,968
Roger A. Carolin	218,862,117	5,072,881	4,360,330	7,479,968
Winston J. Churchill	206,199,331	17,731,284	4,364,713	7,479,968
Daniel Liao	227,732,154	484,223	78,951	7,479,968
John Liu	227,961,314	254,985	79,029	7,479,968
MaryFrances McCourt	227,715,076	489,667	90,585	7,479,968
Robert R. Morse	225,017,307	3,197,291	80,730	7,479,968
Gil C. Tily	220,788,063	3,145,008	4,362,257	7,479,968
David N. Watson	227,101,124	1,114,242	79,962	7,479,968

Each of the director nominees was elected.

Approval, on an Advisory Basis, Compensation of Named Executive Officers:
2.Advisory vote to approve the compensation of the Company’s named executive officers.

Voted For	Against	Abstain	Non-Votes
185,258,471	42,928,687	108,170	7,479,968

The proposal passed.

Ratification of Accountants:
3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Voted For	Against	Abstain	Non-Votes
232,705,013	2,989,404	80,879	—

The proposal passed.

Amended and Restated Certificate of Incorporation:
4.Approval to amend and restate our Certificate of Incorporation.

Voted For	Against	Abstain	Non-Votes
146,973,660	81,227,384	94,284	7,479,968

The proposal passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel, and Corporate Secretary

Date: May 20, 2025